Exhibit 10.1
Stewart Enterprises, Inc.
and the Guarantors
Listed on Schedule A hereto
$250,000,000
$125,000,000 3.125% Senior Convertible Notes due July 15, 2014
$125,000,000 3.375% Senior Convertible Notes due July 15, 2016
Purchase Agreement
dated June 21, 2007
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Banc of America Securities LLC
BNP Paribas Securities Corp.
Calyon Securities (USA) Inc.
Capital One Southcoast, Inc.
SunTrust Capital Markets, Inc.
U.S. Bancorp Investments, Inc.

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SCHEDULE A	-	List of Guarantors
SCHEDULE B	-	Initial Purchasers
SCHEDULE C	-	Pricing Term Sheet
SCHEDULE D	-	Subsidiaries of Stewart Enterprises, Inc.
SCHEDULE E	-	Excluded Domestic Subsidiaries
SCHEDULE F	-	Local Counsel for the Guarantors
SCHEDULE G	-	List of Persons Subject to Lock-Up
EXHIBIT A	-	Form of Registration Rights Agreement
EXHIBIT B	-	Form of Opinion of Counsel for the Company
EXHIBIT C	-	Form of Opinion of Local Counsel for the Company
EXHIBIT D	-	Form of Opinion of Special Counsel for the Company
EXHIBIT E	-	Form of Lock-Up Agreement

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Purchase Agreement
June 21, 2007
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                    INCORPORATED
BANC OF AMERICA SECURITIES LLC
BNP PARIBAS SECURITIES CORP.
CALYON SECURITIES (USA) INC.
CAPITAL ONE SOUTHCOAST, INC.
SUNTRUST CAPITAL MARKETS, INC.
U.S. BANCORP INVESTMENTS, INC.
           as Initial Purchasers
c/o MERRILL LYNCH, PIERCE, FENNER & SMITH
                    INCORPORATED
4 World Financial Center
New York, NY 10018
Ladies and Gentlemen:
          Stewart Enterprises, Inc., a Louisiana corporation (the “Company”), proposes to issue and sell to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and each of the other initial purchasers named in Schedule B (collectively, the “Initial Purchasers,” which term shall also include any initial purchaser substituted as provided in Section 16 hereof), acting severally and not jointly, the respective amounts set forth in such Schedule B of $125,000,000 aggregate principal amount of the Company’s 3.125% Senior Convertible Notes due July 15, 2014 (the “2014 Notes”) and $125,000,000 aggregate principal amount of the Company’s 3.375% Senior Convertible Notes due July 15, 2016 (the “2016 Notes” and, together with the 2014 Notes, the “Notes”). Merrill Lynch has agreed to act as representative of the several Initial Purchasers in connection with the offering and sale of the Notes.
          The Notes will be issued pursuant to separate indentures to be dated as of June 27, 2007 (each an “Indenture” and collectively, the “Indentures”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”). Notes issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a blanket letter of representations (the “DTC Letter of Representations”), between the Company and the Depositary.
          The Notes are convertible, subject to certain conditions as described in the Final Offering Memorandum (as defined below), prior to maturity (unless previously redeemed or otherwise purchased) into cash and shares of Class A Common Stock, no par value, of the Company (the “Common Stock”) in accordance with the terms of the Notes and the Indentures, at the initial conversion rate of 90.4936 shares of Common Stock per $1,000 principal amount of

Notes in the case of the 2014 Notes and at the initial conversion rate of 90.4936 shares of Common Stock per $1,000 principal amount of Notes in the case of the 2016 Notes.
          The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of June 27, 2007 (the “Registration Rights Agreement”), among the Company, the Guarantors party thereto and the Initial Purchasers, substantially in the form of Exhibit A attached hereto, pursuant to which the Company and the Guarantors will agree to file, within 90 days of the Closing Date (as defined below), a shelf registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) registering the resale of the Notes and the shares of Common Stock issuable upon conversion of the Notes under the Securities Act of 1933, as amended (the “Securities Act”, which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).
          The payment of principal of, premium and Additional Interest and Special Interest (each, as defined in the respective Indentures), if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsubordinated and unsecured basis, jointly and severally by the Guarantors as defined in the Indentures (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). Each of the Guarantors as of the date of this Agreement is listed in Schedule A attached hereto. The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities.”
          The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) at any time after the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Commission under the Securities Act, in reliance upon exemptions therefrom. The terms of the Securities and the Indentures will require that investors that acquire Securities expressly agree that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”)).
          The Company has (a) prepared and delivered to each Initial Purchaser copies of (i) a preliminary offering memorandum dated June 20, 2007 and (ii) a pricing term sheet dated June 21, 2007, attached hereto as Schedule C, which includes the pricing terms and other information with respect to the Securities and other matters not included in the Preliminary Offering Memorandum (as defined below) (the “Pricing Term Sheet”) and (b) has prepared and will deliver to each Initial Purchaser, as promptly as practicable prior to the Closing Date, copies of a final offering memorandum dated June 21, 2007 (the “Final Offering Memorandum”), each for use by the Initial Purchasers in connection with their solicitation of offers to purchase the Securities.
          As used herein, “Offering Memorandum” shall mean, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or

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supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase the Securities.
          All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” or “stated” in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), that is incorporated or deemed to be incorporated by reference in the Offering Memorandum.
          The preliminary offering memorandum dated June 20, 2007, as amended and supplemented immediately prior to the Applicable Time (as defined below), including any documents filed under the Exchange Act prior to the Applicable Time and incorporated by reference therein, is referred to herein as the “Preliminary Offering Memorandum,” and the Preliminary Offering Memorandum together with the Pricing Term Sheet are collectively referred to herein as the “Disclosure Package.”
          “Applicable Time” shall mean 5:30 P.M. (Eastern Time) on June 21, 2007 or such other time as agreed by the Company and Merrill Lynch.
          The Company hereby confirms its agreements with the Initial Purchasers as follows:
          Section 1. Representations and Warranties. The Company and each of the Guarantors hereby jointly and severally represent, warrant and covenant to each Initial Purchaser as of the Applicable Time and as of the Closing Date as follows:
     (a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser and the conversion of the Securities into Common Stock, in each case in the manner contemplated by this Agreement, the Disclosure Package and the Final Offering Memorandum to register the Securities or the Common Stock under the Securities Act or to qualify the Indentures under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).
     (b) No Integration of Offerings or General Solicitation. Neither the Company nor any Guarantor has, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to

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be registered under the Securities Act. None of the Company, the Guarantors, their respective affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on their behalf (other than the Initial Purchasers, as to whom neither the Company nor any Guarantor makes any representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.
     (c) Eligibility for Resale Under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and are not of the same class as securities of the Company or any subsidiary of the Company listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.
     (d) Disclosure Package and Final Offering Memorandum. As of the Applicable Time, neither (x) the Disclosure Package nor (y) any individual Supplemental Offering Materials (as defined below), when considered together with the Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     “Supplemental Offering Materials” means any “written communication” (within the meaning of the Securities Act) prepared by or on behalf of the Company, or used or referred to by the Company, that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Offering Memorandum or amendments or supplements thereto (including the Pricing Term Sheet), including, without limitation, any road show materials relating to the Securities that constitutes such a written communication.
     As of its issue date and as of the Closing Date, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     The representations and warranties in this subsection shall not apply to statements in or omissions from the Disclosure Package or the Final Offering Memorandum made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use therein. The Company has not distributed, and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Disclosure Package and the Final Offering Memorandum.
     (e) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Disclosure Package and the Final Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together, at the Applicable Time with the other information in the Disclosure

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Package, and at the Closing Date with the Disclosure Package and the Final Offering Memorandum, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     (f) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each Guarantor, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.
     (g) The Registration Rights Agreement. At the Closing Date, the Registration Rights Agreement will have been duly authorized, executed and delivered by, and will be a valid and binding agreement of the Company and each Guarantor, enforceable in accordance with its terms, except as the rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (h) The DTC Letter of Representations. At the Closing Date, the DTC Letter of Representations will have been duly authorized, executed and delivered by, and (assuming the due authorization, execution and delivery thereof by the other parties thereto) will be a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (i) Authorization of the Notes and the Guarantees. (i) The Notes to be purchased by the Initial Purchasers from the Company are in the form contemplated by the Indentures, have been duly authorized for issuance and sale pursuant to this Agreement and the Indentures and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the applicable Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture; and (ii) the Guarantees are in the respective forms contemplated by the applicable Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the applicable Indenture and, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the applicable Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be

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limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the applicable Indenture.
     (j) Authorization of the Indentures. Each of the Indentures has been duly authorized by the Company and by each Guarantor and, at the Closing Date, will have been duly executed and delivered by the Company and each Guarantor and will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (k) Authorization of Common Stock. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indentures, the Securities will be convertible at the option of the holders thereof in accordance with the terms of the Securities and the Indentures; the shares of Common Stock, if any, issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company.
     (l) Descriptions of Notes and the Indentures. The Notes, the Guarantees, the Indentures and the Common Stock conform in all material respects to the respective statements relating thereto contained in the Disclosure Package and the Final Offering Memorandum.
     (m) No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package and the Final Offering Memorandum, subsequent to the respective dates as of which information is given in the Disclosure Package and the Final Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of capital stock, nor any redemptions or repurchases of capital stock, by the Company or any of its subsidiaries, except for the regular quarterly dividend declared by the Company on June 20, 2007 and dividends paid by a subsidiary to the Company or other subsidiaries, or redemptions or repurchases of capital stock by subsidiaries of the Company that were wholly owned before and after such redemptions or repurchases.

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     (n) Independent Accountants. PricewaterhouseCoopers LLP (the “Independent Accountants”), who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission and included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum, are independent registered public accountants with respect to the Company within the meaning of Regulation S-X under the Exchange Act.
     (o) Preparation of the Financial Statements. (i) The financial statements of the Company, together with the related schedules and notes, incorporated by reference in the Disclosure Package and the Final Offering Memorandum present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified and comply as to form with the applicable requirements of the Securities Act. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and have been applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.
     (p) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company, the Guarantors and the Significant Subsidiaries (as defined below) has been duly incorporated or organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Securities and the Indentures to which it is a party. Each subsidiary of the Company that is not a Guarantor or a Significant Subsidiary has been duly incorporated or organized and is validly existing as a corporation or organization in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum, except for such instances as would not individually or in the aggregate result in a Material Adverse Change. Each of the Company and each subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each corporate subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as described in Schedule D hereto. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule D hereto and other than its funeral and cemetery merchandise and services and perpetual care trust funds. As used in this Agreement, “Significant Subsidiaries” means

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any subsidiary of the Company that would constitute a “significant subsidiary” within the meaning of Article 1 of Regulation S-X of the Securities Act; provided, however, that for the purposes of this definition, 5% shall be substituted for 10% in each place that it appears in such definition. Such Significant Subsidiaries are listed on Schedule D.
     (q) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the financial statements, including the schedules and notes, included in the Disclosure Package and the Final Offering Memorandum (other than for subsequent issuances of capital stock, if any, pursuant to this Agreement, pursuant to employee benefit plans, stock incentive plans or director compensation plans described in the Disclosure Package and the Final Offering Memorandum or upon exercise of outstanding convertible securities, options or warrants described in the Disclosure Package and the Final Offering Memorandum). All of the outstanding shares of Common Stock of the Company have been, and will continue to be, duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock of the Company were, or will be, issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of the subsidiaries of the Company, other than those accurately described in the Disclosure Package and the Final Offering Memorandum and the documents incorporated by reference therein.
     (r) Stock Exchange Listing. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Global Select Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Global Select Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (the “NASD”) is contemplating terminating such registration or listing.
     (s) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease, license or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s and each Guarantor’s execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Indentures and the documentation relating to the convertible note hedge and warrant transactions described in the Disclosure Package and the Final Offering Memorandum (the “Convertible Note Hedge and Warrant Confirmations”) to which it is a party, and the issuance and delivery of the Securities, or

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the consummation of the transactions contemplated hereby and thereby and by the Disclosure Package and the Final Offering Memorandum have been duly authorized by all necessary corporate action and (i) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s or each Guarantor’s execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Indentures, the Convertible Note Hedge and Warrant Confirmations or the issuance and delivery of the Securities, or consummation of the transactions contemplated hereby and thereby and by the Disclosure Package and the Final Offering Memorandum, except such as have been obtained or made by the Company or the Guarantors and are in full force and effect under the Securities Act, the Trust Indenture Act and applicable state securities or blue sky laws and except such as may be required by federal and state securities laws or the Trust Indenture Act with respect to the Company’s or each Guarantor’s obligations under the Registration Rights Agreement. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.
     (t) No Material Actions or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Final Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, (i) threatened against or affecting the Company or any of its subsidiaries or (ii) which have as the subject thereof any property owned or leased by, the Company or any of its subsidiaries, where in any such case described in clause (i) or (ii) (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement and by the Disclosure Package and the Final Offering Memorandum in the “Use of Proceeds” section.
     (u) Intellectual Property Rights. The Company and its subsidiaries own, possess or license sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted, and the expected expiration of any of such Intellectual Property Rights would not result in a

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Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, ruling or filing would result in a Material Adverse Change, and neither the Company nor any of its subsidiaries is in default under the terms of any license or similar agreement related to any Intellectual Property Rights necessary to conduct their business as now conducted or contemplated where such default would result in a Material Adverse Change.
     (v) All Necessary Permits, Etc. The Company and each of its subsidiaries possess all material valid and current certificates, authorizations or permits issued by the appropriate municipal, state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.
     (w) Title to Properties. The Company and each of its subsidiaries has good and marketable title to all their real and personal properties and assets reflected as owned in the financial statements referred to in Section 1(o) above (or elsewhere in the Disclosure Package and the Final Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except as disclosed in the financial statements or in the Disclosure Package and the Final Offering Memorandum and such as would not individually or in the aggregate result in a Material Adverse Change. The real property, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases, except as would not individually or in the aggregate result in a Material Adverse Change.
     (x) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown on such returns required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for immaterial filings, taxes, assessments, fines and penalties. The Company and each Guarantor has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1 above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.
     (y) Company Not an “Investment Company”. The Company is not, and after the issuance of the Securities and application of the net proceeds therefrom as described in the Disclosure Package and the Final Offering Memorandum will not be, an “investment company” within the meaning of Investment Company Act of 1940, as amended (the “Investment Company Act”), and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

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     (z) Insurance. Each of the Company and its subsidiaries are, and at the Closing Date will be, insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, except as would not result in a Material Adverse Change. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing material insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any material insurance coverage which it has sought or for which it has applied.
     (aa) No Price Stabilization or Manipulation. Neither the Company nor any Guarantor has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (bb) Solvency. The Company and each Guarantor is, and after giving effect to the transactions contemplated hereby or in the Disclosure Package and the Final Offering Memorandum will be, Solvent. As used herein, the term “Solvent” means, with respect to the Company and each Guarantor on a particular date, that on such date: (1) the fair value of its assets (both at fair market value and at present fair saleable value on an orderly basis) is in excess of the total amount of its probable liabilities, including, without duplication, contingent obligations of the Company or such Guarantor, as appropriate; and (2) it is then able and expects to be able to pay its debts and liabilities, including its contingent liabilities, as they mature; and (3) it has capital not unreasonably small to carry on its business as conducted and as proposed to be conducted.
     (cc) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s or any Guarantor’s knowledge, any employee, director or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any material law or of the character necessary to be disclosed in the Disclosure Package and the Final Offering Memorandum in order to make the statements therein not misleading.
     (dd) Accounting Controls and Disclosure Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any

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differences. Except as described in the Disclosure Package and Final Offering Memorandum, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.
     (ee) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.
     (ff) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change (i) neither the Company nor any of its subsidiaries is in violation of any applicable federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority responsible for enforcing applicable Environmental Laws, citizens’ group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any Guarantor has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Company’s or any Guarantor’s knowledge, threatened

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against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company’s or any Guarantor’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could reasonably be expected to result in a violation of any applicable Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.
     (gg) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA, except as would not individually or in the aggregate result in a Material Adverse Change. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under Section 4043 of ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under Section 4001(a)(18) of ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title I or Title IV of ERISA or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.
     (hh) Taxes; Fees. There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.
     (ii) No Labor Disputes. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal customers, suppliers, manufacturers or contractors that would result in a Material Adverse Change.

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     (jj) No Default in Indebtedness. No event of default exists under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting Indebtedness (as defined in the Indentures) of the Company.
     (kk) Excluded Domestic Subsidiaries. Each of the domestic subsidiaries of the Company in existence on the date hereof that is not a Guarantor in respect of the Securities, is listed on Schedule E, and individually and in the aggregate constituted less than 5% of the Company’s consolidated assets and less than 5% of the Company’s consolidated revenue in fiscal 2006.
          Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.
          Section 2. Purchase, Sale and Delivery of the Securities.
     (a) The Securities. The Company agrees to issue and sell to the several Initial Purchasers, severally and not jointly, all of the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth opposite their names on Schedule B, at a purchase price of 98% of the principal amount of the 2014 Notes and 98% of the principal amount of the 2016 Notes.
     (b) Delivery of Securities; Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by Merrill Lynch and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 16), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Company (such time and date of payment and delivery being herein called “Closing Date”).
     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to Merrill Lynch for the respective accounts of the Initial Purchasers of certificates for the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Date, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

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     (c) Denominations; Registration. The certificates for the Securities shall be in such denominations permitted under the Indentures and registered in the name of Cede & Co., as nominee of the Depository, pursuant to the DTC Letter of Representations, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchasers may designate.
     (d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a “qualified institutional buyer” within the meaning of Rule 144A (a “Qualified Institutional Buyer”) and an “accredited investor” within the meaning of Rule 501 under the Securities Act (an “Accredited Investor”).
          Section 3. Additional Covenants. The Company and each of the Guarantors further jointly and severally covenant and agree with each Initial Purchaser as follows:
     (a) Notice and Effect of Material Events. The Company and the Guarantors will immediately notify the Initial Purchasers, and confirm such notice in writing, of (x) any filing made by the Company and the Guarantors of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the offered Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise which (i) make the statements in the Disclosure Package or the Final Offering Memorandum false or misleading or (ii) are not disclosed in the Disclosure Package and the Final Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company and the Guarantors will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to the Initial Purchasers an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.
     (b) Amendments and Supplements to the Offering Memorandum. The Company and the Guarantors will advise the Initial Purchasers promptly of any proposal to amend or supplement the Final Offering Memorandum (including any filings with the Commission made pursuant to the Exchange Act) and will not effect such amendment or supplement without the consent of the Initial Purchasers, not to be unreasonably withheld. Neither the consent of the Initial Purchasers, nor the Initial Purchasers’

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delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof. If at any time prior to the completion of the placement of the Securities by the Initial Purchasers, the Company or any Guarantor has issued or shall have issued any written communication, which would be deemed a “free writing prospectus” as defined in Rule 405 of the Securities Act if the placement of the Securities contemplated by this Agreement were conducted as a public offering made pursuant to a registration statement filed with the Commission under the Securities Act (a “Supplemental Offering Document”), and there occurred or occurs an event or development as a result of which such Supplemental Offering Document conflicted or would conflict with the information contained in the Disclosure Package or the Final Offering Memorandum or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company and the Guarantors will promptly notify the Initial Purchasers and will promptly amend or supplement, at its own expense, such Supplemental Offering Document to eliminate or correct such conflict, untrue statement or omission.
     (c) Copies of the Disclosure Package and the Final Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.
     (d) Blue Sky Compliance. The Company shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the sale of the Securities to the Subsequent Purchasers. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.
     (e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Disclosure Package and the Final Offering Memorandum.
     (f) Depositary. The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

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     (g) Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and the NASDAQ Global Select Market all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. Additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of subsection (d)(4) of Rule 144A.
     (h) Restriction on Sale of Securities. Except as otherwise contemplated by the Disclosure Package and the Final Offering Memorandum, during a period of 90 days from the date of the Final Offering Memorandum (the “Lock-up Period”), the Company will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, announce the intention to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for or repayable with Common Stock, or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Common Stock, or any securities convertible into or exercisable or exchangeable for or repayable with Common Stock, whether any such swap or transaction described in clause (i) above or this clause (ii) is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) shares of Common Stock to be issued upon conversion of the Securities, (B) the Convertible Note Hedge and Warrant Confirmations and any transactions in the Company’s securities contemplated thereby, (C) the Company’s issuance of stock options, restricted stock or other stock-based compensation to the Company’s directors and employees pursuant to any existing employee benefit plans, stock incentive plans or director compensation plans of the Company, (D) the Company’s issuance of shares of Common Stock to directors and employees of the Company upon the vesting of restricted stock or the exercise of options outstanding on the date hereof under existing employee benefit plans, stock incentive plans or director compensation plans of the Company, (E) securities issued or to be issued by the Company in connection with a merger, acquisition or other business combination, provided that the recipients of such securities shall enter into lock-up agreements for the balance of the Lock-up Period, (F) the filing of a registration statement on Form S-8 to register shares of Common Stock to be issued under any existing employee benefit plans, stock incentive plans or director compensation plans of the Company or (G) the filing of a registration statement on Form S-4 to register shares of Common Stock.
     (i) Future Reports to the Initial Purchasers. If such documents are not publicly available on the Commission’s web site described under the caption “Incorporation of Certain Documents by Reference” in the Disclosure Package and the Final Offering Memorandum, for so long as any Securities remain outstanding, the

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Company will furnish to Merrill Lynch (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities).
     (j) No Integration. The Company agrees that it will not, and will cause its Affiliates not to, make any offer or sale of securities of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or otherwise.
     (k) Legended Securities. Each certificate for a Note will bear the legend contained in “Transfer Restrictions” in the Disclosure Package and the Final Offering Memorandum for the time period and upon the other terms stated in the Disclosure Package and the Final Offering Memorandum.
     (l) PORTAL. The Company will use its reasonable best efforts to cause such Securities when issued to be eligible for the National Association of Securities Dealers, Inc. PORTAL™ market (the “PORTAL market”).
     (m) Rating of Securities. The Company shall take all reasonable action necessary to enable either or both of Standard & Poor’s Ratings Services, a division of McGraw Hill, Inc. (“S&P”), and Moody’s Investor Services, Inc. (“Moody’s”) to provide their respective credit ratings to the Securities at or prior to the time of their initial issuance.
     (n) Reservation of Shares of Common Stock. The Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Securities.
     (o) No Other Offering Documents. The Company and each Guarantor represents and agrees that, unless it obtains the prior consent of Merrill Lynch, and each Initial Purchaser represents and agrees that, unless it obtains the prior consent of the Company and the Guarantors, it has not made and will not make any offer relating to the Securities by means of any Supplemental Offering Materials.

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          Merrill Lynch, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.
          Section 4. Payment of Expenses. The Company and each of the Guarantors jointly and severally agree to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs and “road show” costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Disclosure Package and the Final Offering Memorandum (including any financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indentures, the DTC Letter of Representations, and the Notes and the Guarantees, (v) all filing fees, attorneys’ fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the Blue Sky laws and, if requested by the Initial Purchasers, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indentures and the Securities, (vii) any fees payable in connection with the rating of the Securities with the ratings agencies and the listing of the Securities with the PORTAL market, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the NASD, if any, of the terms of the sale of the Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and (x) the performance by the Company and the Guarantors of their respective other obligations under this Agreement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.
          Section 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company or any Guarantor of its covenants and other obligations hereunder, and to each of the following additional conditions:
     (a) Accountants’ Comfort Letter. On the date hereof the Initial Purchasers shall have received from the Independent Accountants a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to the Initial Purchasers with respect to the audited and

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unaudited financial statements and certain financial information contained in the Disclosure Package and the Final Offering Memorandum.
     (b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement to the Closing Date:
     (i) in the reasonable judgment of the Initial Purchasers there shall not have occurred any Material Adverse Change; and
     (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436 under the Securities Act.
     (c) Opinion of Counsel for the Company and the Guarantors. On the Closing Date, the Initial Purchasers shall have received the opinion of Jones, Walker, Waechter, Poitevent, Carrère and Denègre L.L.P., counsel for the Company and the Guarantors, dated as of such Closing Date, the form of which is attached as Exhibit B.
     (d) Opinion of Local Counsel for the Guarantors. On the Closing Date, the Initial Purchasers shall have received an opinion of those local counsel for the Guarantors listed on Schedule F, dated as of such Closing Date, the form of which is attached as Exhibit C.
     (e) Opinion of Special Counsel for the Company and the Guarantors. On the Closing Date, the Initial Purchasers shall have received the opinion of Davis Polk & Wardwell, counsel for the Company and the Guarantors, dated as of such Closing Date, the form of which is attached as Exhibit D.
     (f) Opinion of Counsel for the Initial Purchasers. On the Closing Date, the Initial Purchasers shall have received the favorable opinion of Sidley Austin LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be requested by the Initial Purchasers.
     (g) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer, Chief Operating Officer, President or Vice President of the Company and each of the Guarantors and the Chief Financial Officer, Chief Accounting Officer, Treasurer, or Assistant Treasurer, Secretary or Assistant Secretary of the Company and each of the Guarantors, dated as of the Closing Date, to the effect set forth in subsection (b)(ii) of this Section 5, and further to the effect that:
     (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

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     (ii) the representations, warranties and covenants of the Company and such Guarantors set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and
     (iii) the Company and the Guarantors have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
     (h) Bring-down Comfort Letter. On the Closing Date, the Initial Purchasers shall have received from the Independent Accountants, a letter dated such date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.
     (i) PORTAL Listing. At the Closing Date, the Securities shall have been designated for trading on the PORTAL market.
     (j) Registration Rights Agreement. The Company and the Guarantors shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.
     (k) Lock-up Agreements. On or prior to the date of this Agreement, Merrill Lynch shall received an agreement substantially in the form of Exhibit E hereto signed by the persons listed in Schedule G hereto.
     (l) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained, including but not limited to, a certificate from the Chief Financial Officer computing and certifying the estimated future backlog of the Company.
          If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.
          Section 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Initial Purchasers pursuant to Section 5, or if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or to comply with any provision hereof, the Company and the Guarantors jointly and severally agree to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this

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Agreement with respect to themselves), severally, upon demand for all reasonable out-of-pocket expenses that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
          Section 7. Offer, Sale and Resale Procedures. The Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:
     (a) Offers and Sales Only to Qualified Institutional Buyers. Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made and only in the manner contemplated by the Offering Memorandum. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act), upon the terms and conditions contemplated by the Disclosure Package and the Final Offering Memorandum.
     (b) No General Solicitation. The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.
     (c) Restrictions on Transfer. The transfer restrictions and other provisions set forth in the Offering Memorandum under the caption “Transfer Restrictions,” including the legend required thereby shall apply to the Securities, except as otherwise agreed by the Company and Merrill Lynch. Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company or any Guarantor for any losses, damages or liabilities suffered or incurred by the Company or such Guarantor, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security by such Subsequent Purchaser or subsequent transferee.
          Section 8. Indemnification.
     (a) Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company and/or any Guarantor sought to be bound), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package or the

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Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company or any Guarantor contained herein; or (iii) in whole or in part upon any failure of the Company or any Guarantor to perform its obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above, provided that the Company and the Guarantors shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct, and to reimburse each Initial Purchaser and each such director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Merrill Lynch) as such expenses are reasonably incurred by such Initial Purchaser or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in the Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that the Company or the Guarantors may otherwise have.
     (b) Indemnification of the Company, the Guarantors and each of their Directors and Officers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and each of their directors, officers and employees, and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, the Guarantors or any such director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Disclosure Package or the Final Offering

23

Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse the Company, the Guarantors or any such director, officer or controlling person for any legal and other expenses as such expenses are reasonably incurred by the Company, the Guarantors or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantors hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in the Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth (1) in the third sentence of the second paragraph under the caption “Plan of Distribution, (2) in the third sentence of the first paragraph under the subheading “New Issue of Notes,” (3) in the second, third and fourth sentences of the first paragraph and in the second paragraph under the subheading “Price Stabilization and Short Positions” but only insofar as such information relates to the Initial Purchasers and (4) in the first and second sentence under the subheading “Electronic Distribution,” in each case, under the caption “Plan of Distribution” in the Disclosure Package and the Final Offering Memorandum; and the Initial Purchasers confirm that such statements are correct. The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that each Initial Purchaser may otherwise have.
     (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such

24

indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Merrill Lynch or the Company, as the case may be, in the case of Section 8 and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.
     (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8 hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.
          Section 9. Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be

25

deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.
          The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.
          Notwithstanding the provisions of this Section 9, the Initial Purchasers shall not be required to contribute any amount in excess of the discount received by the Initial Purchaser in connection with the Securities distributed by them. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule B. For purposes of this Section 9, each director, officer and employee of the Initial Purchasers and each person, if any, who controls any of the Initial Purchasers within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director, officer and employee of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company or any Guarantor.
          Section 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NASDAQ Global Select Market, or trading in securities generally on either the NASDAQ Global Select Market or the New York Stock Exchange shall

26

have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Louisiana or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Disclosure Package and the Final Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the reasonable judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or the Company or any Guarantor shall have sustained a loss by fire, strike, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Initial Purchasers, may interfere materially with the conduct of the business and operation of the Company or the Guarantors, considered as one entity, regardless of whether or not such loss shall have been insured, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States. Any termination pursuant to this Section 10 shall be without liability on the part of (a) the Company or any Guarantor to any Initial Purchaser, except that the Company and any Guarantor shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 4 and to the extent applicable Section 6 hereof, (b) any Initial Purchaser to the Company or any Guarantor, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.
          Section 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors and their respective officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company or any Guarantor or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.
          Section 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered couriered or facsimiled and confirmed to the parties hereto as follows:
If to the Initial Purchasers:
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
4 World Financial Center
New York, NY 10080
Facsimile: 212-449-3207
Attention: Global Origination Counsel Group

27

with a copy to:
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019
Facsimile: 212-839-5599
Attention: Robert Mandell
If to the Company:
Stewart Enterprises, Inc.
1333 S. Clearview Parkway
Jefferson, LA 70121
Facsimile: 504-729-1407
Attention: Thomas M. Kitchen, Chief Financial Officer
with a copy to:
Jones, Walker, Waechter, Poitevent,
Carrère and Denègre, L.L.P.
201 St. Charles Avenue
New Orleans, LA 70170-5100
Telecopier No.: (504) 582-8012
Attention: L. Richards McMillan, II, Esq.
          Any party hereto may change the address or facsimile for receipt of communications by giving written notice to the others.
          Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 16 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.
          Section 14. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
          Section 15. Governing Law; Consent to Jurisdiction.
     (a) Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL

28

LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.
     (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.
          Section 16. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the principal amount of Securities set forth opposite their respective names on Schedule B bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party, but only as to such non-defaulting Initial Purchasers, and except that the provisions of Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Disclosure Package and the Final Offering Memorandum or any other documents or arrangements may be effected.
          As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 16. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

29

          Section 17. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any of the Guarantors, or its stockholders, creditors, employees or any other party, (c) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any of the Guarantors with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or any of the Guarantors on other matters) and no Initial Purchaser has any obligation to the Company or any of the Guarantors with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Initial Purchasers and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and (e) no Initial Purchaser has provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
          Section 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

30

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, STEWART ENTERPRISES, INC.
By:
	Name:	Thomas M. Kitchen
	Title:	Senior Executive Vice President and Chief Financial Officer

GUARANTORS:
KILGORE-GREEN FUNERAL HOME, INC.
S.E. CEMETERIES OF ALABAMA, INC.
S.E. COMBINED SERVICES OF ALABAMA, INC.
S.E. FUNERAL HOMES OF ALABAMA, INC.
FOREST HILLS CEMETERY, INC.
GRIFFIN-LEGGETT INSURANCE AGENCY, INC.
GRIFFIN-LEGGETT, INC.
GROSS FUNERAL HOME, INC.
S.E. FUNERAL HOMES OF ARKANSAS, INC.
ALL SOULS MORTUARY, INC.
ASHES TO ASHES, INC.
ASSUMPTION MORTUARY, INC.
BARSTOW FUNERAL HOMES, INC.
BUCHHEIM FAMILY, INC.
CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.
CATALINA CHANNEL CREMATION SOCIETY
CATHOLIC MORTUARY SERVICES, INC.
DeYOUNG MEMORIAL CHAPEL, INC.
DILDAY BROTHERS HUNTINGTON VALLEY MORTUARY
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.
HOLY CROSS MORTUARY OF POMONA, CALIFORNIA, INC.
HOPSON MORTUARY, INC.
LASSILA FUNERAL CHAPELS, INC.
LOMBARD & CO.
N.D. DAVIS & ASSOCIATES, INC.
QUEEN OF HEAVEN MORTUARY, INC.
RESURRECTION MORTUARY, INC.
RIVER CITIES FUNERAL CHAPEL, INC.
S.E. ACQUISITION OF CALIFORNIA, INC.
S.E. ACQUISITION OF DELANO, CALIFORNIA, INC.

31

S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.
S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.
S.E. ACQUISITION OF OROVILLE, CALIFORNIA, INC.
SAN DIEGO CEMETERY ASSOCIATION
SAN FERNANDO MISSION MORTUARY, INC.
SANTA BARBARA FUNERAL SERVICES, INC.
SANTA CLARA MORTUARY, INC.
SCOVERN MORTUARY, A CALIFORNIA CORPORATION
SDCA HOLDINGS, INC.
SIMPLICITY PLAN OF CALIFORNIA, INC.
STEWART PRE-NEED SERVICES, INC.
STRICKLIN/SNIVELY MORTUARY
VICTOR V. DESROSIER, INC.
WALLACE E. WHITE & HOWARD J. CALLANAN, INC.
SENTINEL CREMATION SOCIETIES, INC.
A.P. BOZA FUNERAL HOME, INC.
ALL FAITHS MEMORIAL PARK, INC.
ARLINGTON MEMORIAL PARK CEMETERY AND FUNERAL HOME, INC.
BALDWIN-FAIRCHILD FUNERAL HOMES, INC.
BAY AREA CREMATORY, INC.
S.E. BD TAMPA, INC.
BRUCE OCALA FUNERAL HOME, INC.
CEMETERY MANAGEMENT, INC.
CHAPEL HILL CEMETERY, INC.
CURRY & SON FUNERAL HOME, INC.
S.E. DCG TAMPA, INC.
FLORIDA HILLS MEMORIAL GARDENS, INC.
GARDEN OF MEMORIES, INC.
GLEN HAVEN MEMORIAL PARK, INC.
GOOD SHEPHERD MEMORIAL GARDENS, INC.
HIGHLAND MEMORY GARDENS, INC.
HUBBELL FUNERAL HOME AND CREMATORY, INC.
KICLITER FUNERAL HOME, INC.
MADCEM OF FLORIDA, INC.
MEMORIAL PARK CEMETERY, INC.
MEMORIAL SUNSET PARK, INC.
OAKLAWN PARK CEMETERY AND FUNERAL HOME, INC.
ROBERTS FUNERAL HOME, INC.
ROYAL PALM MEMORIAL GARDENS, INC.
SEMORAN FUNERAL HOME, INC.
SOUTH DADE-PALMS MEMORIAL PARK, INC.
SYLVAN ABBEY MEMORIAL PARK, INC.
THE SIMPLICITY PLAN, INC.
TURNER CREMATORY, INC.

32

TURNER FUNERAL HOMES, INC.
WALSH & WOOD FUNERAL HOME, INC.
WOODLAWN MEMORY GARDENS, INC.
WOODLAWN PARK CEMETERY COMPANY
CHEATHAM HILL MEMORIAL PARK, INC.
EASTLAWN CORPORATION
GARNER FAMILY FUNERAL HOME, INC.
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.
HAISTEN FUNERAL HOMES, INC.
HIGGINS AND SON FUNERAL HOME, INC.
HOLLY HILL MEMORIAL PARK, INC.
ROSEHAVEN FUNERAL HOME & CEMETERY, INC.
S.E. ACQUISITION OF LITHONIA, GEORGIA, INC.
S.E. FUNERAL HOMES OF ILLINOIS, INC.
KNUTSON FUNERAL HOMES, INC.
PAULEY FUNERAL HOME, INC.
RUNYAN MANGOLD, INC.
ACME MAUSOLEUM CORPORATION
ENDURING MEMORIES, INC.
EMPRESAS STEWART — CEMENTERIOS, INC.
EMPRESAS STEWART — FUNERARIAS, INC.
LAKE LAWN METAIRIE FUNERAL HOME (JOINT VENTURE)
S.E. AUSTRALIA, INC.
S.E. CEMETERIES OF LOUISIANA, INC.
S.E. FUNERAL HOMES OF LOUISIANA, INC.
S.E. SOUTH-CENTRAL, INC.
STEWART ENTERPRISES (EUROPE) INC.
STEWART RESOURCE CENTER, INC.
STEWART SERVICES, INC.
BOUNDS FUNERAL HOME, INC.
CEDAR HILL CEMETERY COMPANY, INC.
CREST LAWN MEMORIAL GARDENS, INC.
DRUID RIDGE CEMETERY COMPANY
FORT LINCOLN CEMETERY, INC.
FORT LINCOLN FUNERAL HOME, INC.
GALLERY GRANITE CORPORATION
HILLCREST MEMORIAL CEMETERY, INC.
HINES-RINALDI FUNERAL HOME, INC.
JOHN M. TAYLOR FUNERAL HOME, INC.
LOUDON PARK CEMETERY COMPANY
LOUDON PARK FUNERAL HOME, INC.
NATIONAL HARMONY MEMORIAL PARK, INC.
PARKLAWN, INC.
PARK WOOD MANAGEMENT COMPANY
S.E. MID-ATLANTIC, INC.
SIMPLE TRIBUTE OF MARYLAND, INC.

33

THE PARKWOOD CEMETERY COMPANY
WILLIAM W. CHAMBERS, INC.
LAKEWOOD MEMORIAL PARK, INC.
D.W. NEWCOMER’S SONS, INC.
DWN PROPERTIES, INC.
FUNERAL SECURITY PLANS, INC.
THE LINCOLN MEMORIAL PARK CEMETERY ASSOCIATION
S.E.N.S. OF NEVADA, INC.
RENO MEMORIAL, INC.
S.E. ACQUISITION OF NEVADA, INC.
S.E. ACQUISITION OF RENO, NEVADA, INC.
GORNY & GORNY PATERSON-CLIFTON MORTUARY
S.E. ACQUISITION OF CLIFTON, NEW JERSEY, INC.
S.E. ACQUISITION OF SANTA FE, NEW MEXICO, INC.
C.J. APPLEGATE AND SONS, INC.
CORNELL & DAGGETT, INC.
GARDINIER COLLETTI MEMORIAL HOME, INC.
MURPHY FUNERAL SERVICE, INC.
OTTO REDANZ FUNERAL HOME, INC.
S.E. ACQUISITION OF FREDONIA, NEW YORK, INC.
STRONG & BURNS FUNERAL HOME, INC.
CATAWBA MEMORIAL PARK, INC.
EVANS FUNERAL HOME, INC.
GARRETT — HILLCREST, INC.
MCLAURIN’S FUNERAL HOME, INC.
MONTLAWN MEMORIAL PARK, INC.
S.E. CEMETERIES OF NORTH CAROLINA, INC.
S.E. FUNERAL HOMES OF NORTH CAROLINA, INC.
AMLING/SCHROEDER FUNERAL SERVICE, INC.
CASCADE CREMATORY, INC.
CHAPEL OF THE ROSES, INC.
CHAPEL OF THE VALLEY FUNERAL HOME, INC.
DUTTON, INC.
S.E. GREENWOOD, INC.
J.P. FINLEY AND SON MORTUARY, INC.
S.E. BEND NR, INC.
S.E. ACQUISITION OF MYRTLE CREEK, OREGON, INC.
S.E. ACQUISITION OF OREGON, INC.
S.E. ACQUISITION OF REEDSPORT, OREGON, INC.
SUNSET HILLS MEMORIAL PARK
S.E. BEND TDHM, INC.
BENJAMIN FRANKLIN P. M., INC.
GEORGE WASHINGTON MEMORIAL PARK, INC.
KIRK & NICE SUBURBAN CHAPEL, INC.
KIRK & NICE, INC.
PET HAVEN, INC.

34

S.E. ACQUISITION OF PENNSYLVANIA, INC.
SUNSET MEMORIAL PARK COMPANY
DUNBAR FUNERAL HOME
S.E. CEMETERIES OF SOUTH CAROLINA, INC.
S.E. COMBINED SERVICES OF SOUTH CAROLINA, INC.
S.E. FUNERAL HOMES OF SOUTH CAROLINA, INC.
MONTE VISTA BURIAL PARK, INC.
MT. JULIET MEMORIAL GARDENS, INC.
NAVE FUNERAL HOME OF LEBANON, INC.
S.E. COMBINED SERVICES OF TENNESSEE, INC.
S.E. FUNERAL HOMES OF TENNESSEE, INC.
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.
ABBEY PLAN OF TEXAS, INC.
BELEW FUNERAL HOME, INC.
EMERALD HILLS FUNERAL CORPORATION
GUARDIAN CREMATION SOCIETY, INC.
LYONS FUNERAL HOME, INC.
PASADENA FUNERAL HOME, INC.
S.E. FUNERAL HOMES OF TEXAS, INC.
S.E. CEMETERIES OF TEXAS, INC.
SIMPLICITY PLAN OF TEXAS, INC.
CLINCH VALLEY MEMORIAL CEMETERY, INC.
EVERLY FUNERAL HOMES, INCORPORATED
EVERLY PEP, INC.
MONTICEI.LO MEMORY GARDENS, INC.
S.E. CEMETERIES OF VIRGINIA, INC.
S.E. FUNERAL HOMES OF VIRGINIA, INC.
CREMATION SOCIETY NORTHWEST, INC.
E.R. BUTTERWORTH & SONS
S.E.E.S. OF VANCOUVER, INC.
S.E. ACQUISITION OF WASHINGTON, INC.
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.
CASDORPH & CURRY FUNERAL HOME, INC.
EASTERN CEMETERY ASSOCIATES, INC.
KANAWHA PLAZA PARTNERSHIP
KLINGEL-CARPENTER MORTUARY, INC.
LOI CHARLESTON, INC.
NATIONAL EXCHANGE TRUST, LTD.
NATIONAL FUNERAL SERVICES, INCORPORATED
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.
S.E. CEMETERIES OF WEST VIRGINIA, INC.
S.E. FUNERAL HOMES OF WEST VIRGINIA, INC.
WILSON FUNERAL HOME, INC.

35

S.E. CEMETERIES OF WISCONSIN, INC.

By:

Name: Thomas M. Kitchen
Title: Authorized Signatory

36

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
BANC OF AMERICA SECURITIES LLC
BNP PARIBAS SECURITIES CORP.
CALYON SECURITIES (USA) INC.
CAPITAL ONE SOUTHCOAST, INC.
SUNTRUST CAPITAL MARKETS, INC.
U.S. BANCORP INVESTMENTS, INC.

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:

Name: Justin Walter
Title: Vice President
For itself and as Representative of the other Initial Purchasers named in Schedule B hereto.

37

SCHEDULE A
LIST OF GUARANTORS

Jurisdiction of
Subsidiary	Organization
KILGORE-GREEN FUNERAL HOME, INC.	ALABAMA
S.E. CEMETERIES OF ALABAMA, INC.	ALABAMA
S.E. COMBINED SERVICES OF ALABAMA, INC.	ALABAMA
S.E. FUNERAL HOMES OF ALABAMA, INC.	ALABAMA
FOREST HILLS CEMETERY, INC.	ARKANSAS
GRIFFIN-LEGGETT INSURANCE AGENCY, INC.	ARKANSAS
GRIFFIN-LEGGETT, INC.	ARKANSAS
GROSS FUNERAL HOME, INC.	ARKANSAS
S.E. FUNERAL HOMES OF ARKANSAS, INC.	ARKANSAS
ALL SOULS MORTUARY, INC.	CALIFORNIA
ASHES TO ASHES, INC.	CALIFORNIA
ASSUMPTION MORTUARY, INC.	CALIFORNIA
BARSTOW FUNERAL HOMES, INC.	CALIFORNIA
BUCHHEIM FAMILY, INC.	CALIFORNIA
CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.	CALIFORNIA
CATALINA CHANNEL CREMATION SOCIETY	CALIFORNIA
CATHOLIC MORTUARY SERVICES, INC.	CALIFORNIA
DeYOUNG MEMORIAL CHAPEL, INC.	CALIFORNIA
DILDAY BROTHERS HUNTINGTON VALLEY MORTUARY	CALIFORNIA
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.	CALIFORNIA
HOLY CROSS MORTUARY OF POMONA, CALIFORNIA, INC.	CALIFORNIA
HOPSON MORTUARY, INC.	CALIFORNIA
LASSILA FUNERAL CHAPELS, INC.	CALIFORNIA
LOMBARD & CO.	CALIFORNIA
N.D. DAVIS & ASSOCIATES, INC.	CALIFORNIA
QUEEN OF HEAVEN MORTUARY, INC.	CALIFORNIA
RESURRECTION MORTUARY, INC.	CALIFORNIA
RIVER CITIES FUNERAL CHAPEL, INC.	CALIFORNIA
S.E. ACQUISITION OF CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF DELANO, CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.	CALIFORNIA

Sched A -1

Jurisdiction of
Subsidiary	Organization
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.	CALIFORNIA
S.E. ACQUISITION OF OROVILLE, CALIFORNIA, INC.	CALIFORNIA
SAN DIEGO CEMETERY ASSOCIATION	CALIFORNIA
SAN FERNANDO MISSION MORTUARY, INC.	CALIFORNIA
SANTA BARBARA FUNERAL SERVICES, INC.	CALIFORNIA
SANTA CLARA MORTUARY, INC.	CALIFORNIA
SCOVERN MORTUARY, A CALIFORNIA CORPORATION	CALIFORNIA
SDCA HOLDINGS, INC.	CALIFORNIA
SIMPLICITY PLAN OF CALIFORNIA, INC.	CALIFORNIA
STEWART PRE-NEED SERVICES, INC.	CALIFORNIA
STRICKLIN/SNIVELY MORTUARY	CALIFORNIA
VICTOR V. DESROSIER, INC.	CALIFORNIA
WALLACE E. WHITE & HOWARD J. CALLANAN, INC.	CALIFORNIA
SENTINEL CREMATION SOCIETIES, INC.	DELAWARE
A.P. BOZA FUNERAL HOME, INC.	FLORIDA
ALL FAITHS MEMORIAL PARK, INC.	FLORIDA
ARLINGTON MEMORIAL PARK CEMETERY AND FUNERAL HOME, INC.	FLORIDA
BALDWIN-FAIRCHILD FUNERAL HOMES, INC.	FLORIDA
BAY AREA CREMATORY, INC.	FLORIDA
S.E. BD TAMPA, INC.	FLORIDA
BRUCE OCALA FUNERAL HOME, INC.	FLORIDA
CEMETERY MANAGEMENT, INC.	FLORIDA
CHAPEL HILL CEMETERY, INC.	FLORIDA
CURRY & SON FUNERAL HOME, INC.	FLORIDA
S.E. DCG TAMPA, INC.	FLORIDA
FLORIDA HILLS MEMORIAL GARDENS, INC.	FLORIDA
GARDEN OF MEMORIES, INC.	FLORIDA
GLEN HAVEN MEMORIAL PARK, INC.	FLORIDA
GOOD SHEPHERD MEMORIAL GARDENS, INC.	FLORIDA
HIGHLAND MEMORY GARDENS, INC.	FLORIDA
HUBBELL FUNERAL HOME AND CREMATORY, INC.	FLORIDA
KICLITER FUNERAL HOME, INC.	FLORIDA
MADCEM OF FLORIDA, INC.	FLORIDA
MEMORIAL PARK CEMETERY, INC.	FLORIDA
MEMORIAL SUNSET PARK, INC.	FLORIDA
OAKLAWN PARK CEMETERY AND FUNERAL HOME, INC.	FLORIDA
ROBERTS FUNERAL HOME, INC.	FLORIDA
ROYAL PALM MEMORIAL GARDENS, INC.	FLORIDA
SEMORAN FUNERAL HOME, INC.	FLORIDA
SOUTH DADE-PALMS MEMORIAL PARK, INC.	FLORIDA
SYLVAN ABBEY MEMORIAL PARK, INC.	FLORIDA

Sched A -2

Jurisdiction of
Subsidiary	Organization
THE SIMPLICITY PLAN, INC.	FLORIDA
TURNER CREMATORY, INC.	FLORIDA
TURNER FUNERAL HOMES, INC.	FLORIDA
WALSH & WOOD FUNERAL HOME, INC.	FLORIDA
WOODLAWN MEMORY GARDENS, INC.	FLORIDA
WOODLAWN PARK CEMETERY COMPANY	FLORIDA
CHEATHAM HILL MEMORIAL PARK, INC.	GEORGIA
EASTLAWN CORPORATION	GEORGIA
GARNER FAMILY FUNERAL HOME, INC.	GEORGIA
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.	GEORGIA
HAISTEN FUNERAL HOMES, INC.	GEORGIA
HIGGINS AND SON FUNERAL HOME, INC.	GEORGIA
HOLLY HILL MEMORIAL PARK, INC.	GEORGIA
ROSE HAVEN FUNERAL HOME & CEMETERY, INC.	GEORGIA
S.E. ACQUISITION OF LITHONIA, GEORGIA, INC.	GEORGIA
S.E. FUNERAL HOMES OF ILLINOIS, INC.	ILLINOIS
KNUTSON FUNERAL HOMES, INC.	IOWA
PAULEY FUNERAL HOME, INC.	IOWA
RUNYAN MANGOLD, INC.	KANSAS
ACME MAUSOLEUM CORPORATION	LOUISIANA
ENDURING MEMORIES, INC.	LOUISIANA
EMPRESAS STEWART — CEMENTERIOS, INC.	LOUISIANA
EMPRESAS STEWART — FUNERARIAS, INC.	LOUISIANA
LAKE LAWN METAIRIE FUNERAL HOME (JOINT VENTURE)	LOUISIANA
S.E. AUSTRALIA, INC.	LOUISIANA
S.E. CEMETERIES OF LOUISIANA, INC.	LOUISIANA
S.E. FUNERAL HOMES OF LOUISIANA, INC.	LOUISIANA
S.E. SOUTH-CENTRAL, INC.	LOUISIANA
STEWART ENTERPRISES (EUROPE) INC.	LOUISIANA
STEWART RESOURCE CENTER, INC.	LOUISIANA
STEWART SERVICES, INC.	LOUISIANA
BOUNDS FUNERAL HOME, INC.	MARYLAND
CEDAR HILL CEMETERY COMPANY, INC.	MARYLAND
CREST LAWN MEMORIAL GARDENS, INC.	MARYLAND
DRUID RIDGE CEMETERY COMPANY	MARYLAND
FORT LINCOLN CEMETERY, INC.	MARYLAND
FORT LINCOLN FUNERAL HOME, INC.	MARYLAND
GALLERY GRANITE CORPORATION	MARYLAND
HILLCREST MEMORIAL CEMETERY, INC.	MARYLAND
HINES-RINALDI FUNERAL HOME, INC.	MARYLAND
JOHN M. TAYLOR FUNERAL HOME, INC.	MARYLAND
LOUDON PARK CEMETERY COMPANY	MARYLAND
LOUDON PARK FUNERAL HOME, INC.	MARYLAND

Sched A -3

Jurisdiction of
Subsidiary	Organization
NATIONAL HARMONY MEMORIAL PARK, INC.	MARYLAND
PARKLAWN, INC.	MARYLAND
PARKWOOD MANAGEMENT COMPANY	MARYLAND
S.E. MID-ATLANTIC, INC.	MARYLAND
SIMPLE TRIBUTE OF MARYLAND, INC.	MARYLAND
THE PARKWOOD CEMETERY COMPANY	MARYLAND
WILLIAM W. CHAMBERS, INC.	MARYLAND
LAKEWOOD MEMORIAL PARK, INC.	MISSISSIPPI
D.W. NEWCOMER’S SONS, INC.	MISSOURI
DWN PROPERTIES, INC.	MISSOURI
FUNERAL SECURITY PLANS, INC.	MISSOURI
THE LINCOLN MEMORIAL PARK CEMETERY ASSOCIATION	NEBRASKA
S.E.N.S. OF NEVADA, INC.	NEVADA
S.E. ACQUISITION OF NEVADA, INC.	NEVADA
S.E. ACQUISITION OF RENO, NEVADA, INC.	NEVADA
S.E.N.S. OF NEVADA, INC.	NEVADA
GORNY & GORNY PATERSON-CLIFTON MORTUARY	NEW JERSEY
S.E. ACQUISITION OF CLIFTON, NEW JERSEY, INC.	NEW JERSEY
S.E. ACQUISITION OF SANTA FE, NEW MEXICO, INC.	NEW MEXICO
C.J. APPLEGATE AND SONS, INC.	NEW YORK
CORNELL & DAGGETT, INC.	NEW YORK
GARDINIER COLLETTI MEMORIAL HOME, INC.	NEW YORK
MURPHY FUNERAL SERVICE, INC.	NEW YORK
OTTO REDANZ FUNERAL HOME, INC.	NEW YORK
S.E. ACQUISITION OF FREDONIA, NEW YORK, INC.	NEW YORK
STRONG & BURNS FUNERAL HOME, INC.	NEW YORK
CATAWBA MEMORIAL PARK, INC.	NORTH CAROLINA
EVANS FUNERAL HOME, INC.	NORTH CAROLINA
GARRETT — HILLCREST, INC.	NORTH CAROLINA
MCLAURIN’S FUNERAL HOME, INC.	NORTH CAROLINA
MONTLAWN MEMORIAL PARK, INC.	NORTH CAROLINA
S.E. CEMETERIES OF NORTH CAROLINA, INC.	NORTH CAROLINA
S.E. FUNERAL HOMES OF NORTH CAROLINA, INC.	NORTH CAROLINA
AMLING SCHROEDER FUNERAL SERVICE, INC.	OREGON
CASCADE CREMATORY, INC.	OREGON
CHAPEL OF THE ROSES, INC.	OREGON
CHAPEL OF THE VALLEY FUNERAL HOME, INC.	OREGON
DUTTON, INC.	OREGON
S.E. GREENWOOD, INC.	OREGON
J.P. FINLEY AND SON MORTUARY, INC.	OREGON
S.E. BEND NR, INC.	OREGON
S.E. ACQUISITION OF MYRTLE CREEK, OREGON, INC.	OREGON
S.E. ACQUISITION OF OREGON, INC.	OREGON

Sched A -4

Jurisdiction of
Subsidiary	Organization
S.E. ACQUISITION OF REEDSPORT, OREGON, INC.	OREGON
SUNSET HILLS MEMORIAL PARK	OREGON
S.E. BEND TDHM, INC.	OREGON
BENJAMIN FRANKLIN P. M., INC.	PENNSYLVANIA
GEORGE WASHINGTON MEMORIAL PARK, INC.	PENNSYLVANIA
KIRK & NICE SUBURBAN CHAPEL, INC.	PENNSYLVANIA
KIRK & NICE, INC.	PENNSYLVANIA
PET HAVEN, INC.	PENNSYLVANIA
S.E. ACQUISITION OF PENNSYLVANIA, INC.	PENNSYLVANIA
SUNSET MEMORIAL PARK COMPANY	PENNSYLVANIA
DUNBAR FUNERAL HOME	SOUTH CAROLINA
S.E. CEMETERIES OF SOUTH CAROLINA, INC.	SOUTH CAROLINA
S.E. COMBINED SERVICES OF SOUTH CAROLINA, INC.	SOUTH CAROLINA
S.E. FUNERAL HOMES OF SOUTH CAROLINA, INC.	SOUTH CAROLINA
MONTE VISTA BURIAL PARK, INC.	TENNESSEE
MT. JULIET MEMORIAL GARDENS, INC.	TENNESSEE
NAVE FUNERAL HOME OF LEBANON, INC.	TENNESSEE
S.E. COMBINED SERVICES OF TENNESSEE, INC.	TENNESSEE
S.E. FUNERAL HOMES OF TENNESSEE, INC.	TENNESSEE
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.	TENNESSEE
ABBEY PLAN OF TEXAS, INC.	TEXAS
BELEW FUNERAL HOME, INC.	TEXAS
EMERALD HILLS FUNERAL CORPORATION	TEXAS
GUARDIAN CREMATION SOCIETY, INC.	TEXAS
LYONS FUNERAL HOME, INC.	TEXAS
PASADENA FUNERAL HOME, INC.	TEXAS
S.E. FUNERAL HOMES OF TEXAS, INC.	TEXAS
S.E. CEMETERIES OF TEXAS, INC.	TEXAS
SIMPLICITY PLAN OF TEXAS, INC.	TEXAS
CLINCH VALLEY MEMORIAL CEMETERY, INC.	VIRGINIA
EVERLY FUNERAL HOMES, INCORPORATED	VIRGINIA
EVERLY PFP, INC.	VIRGINIA
MONTICELLO MEMORY GARDENS, INC.	VIRGINIA
S.E. CEMETERIES OF VIRGINIA, INC.	VIRGINIA
S.E. FUNERAL HOMES OF VIRGINIA, INC.	VIRGINIA
CREMATION SOCIETY NORTHWEST, INC.	WASHINGTON
E.R. BUTTERWORTH & SONS	WASHINGTON
S.E.E.S. OF VANCOUVER, INC.	WASHINGTON
S.E. ACQUISITION OF WASHINGTON, INC.	WASHINGTON
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.	WEST VIRGINIA
CASDORPH & CURRY FUNERAL HOME, INC.	WEST VIRGINIA
EASTERN CEMETERY ASSOCIATES, INC.	WEST VIRGINIA
KANAWHA PLAZA PARTNERSHIP	WEST VIRGINIA

Sched A -5

Jurisdiction of
Subsidiary	Organization
KLINGEL-CARPENTER MORTUARY, INC.	WEST VIRGINIA
LOI CHARLESTON, INC.	WEST VIRGINIA
NATIONAL EXCHANGE TRUST, LTD.	WEST VIRGINIA
NATIONAL FUNERAL SERVICES, INCORPORATED	WEST VIRGINIA
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.	WEST VIRGINIA
S.E. CEMETERIES OF WEST VIRGINIA, INC.	WEST VIRGINIA
S.E. FUNERAL HOMES OF WEST VIRGINIA, INC.	WEST VIRGINIA
WILSON FUNERAL HOME, INC.	WEST VIRGINIA
S.E. CEMETERIES OF WISCONSIN, INC.	WISCONSIN

Sched A -6

SCHEDULE B
INITIAL PURCHASERS

	Principal	Principal
	Amount of	Amount of
Initial Purchasers	2014 Notes	2016 Notes
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$75,000,000	$75,000,000
Banc of America Securities LLC	37,500,000	37,500,000
BNP Paribas Securities Corp.	2,500,000	2,500,000
Calyon Securities (USA) Inc.	2,500,000	2,500,000
Capital One Southcoast, Inc.	2,500,000	2,500,000
SunTrust Capital Markets, Inc.	2,500,000	2,500,000
U.S. Bancorp Investments, Inc.	2,500,000	2,500,000

Total	$125,000,000	$125,000,000

Sched B -1

SCHEDULE C
PRICING TERM SHEET

Sched C -1

SCHEDULE D
SUBSIDIARIES OF STEWART ENTERPRISES, INC.
PART I- ALL SUBSIDIARIES OF STEWART ENTERPRISES, INC.

Jurisdiction of
Subsidiary	Organization
KILGORE-GREEN FUNERAL HOME, INC.	ALABAMA
S.E. CEMETERIES OF ALABAMA, INC.	ALABAMA
S.E. COMBINED SERVICES OF ALABAMA, INC.	ALABAMA
S.E. FUNERAL HOMES OF ALABAMA, INC.	ALABAMA
FOREST HILLS CEMETERY, INC.	ARKANSAS
GRIFFIN-LEGGETT INSURANCE AGENCY, INC.	ARKANSAS
GRIFFIN-LEGGETT, INC.	ARKANSAS
GROSS FUNERAL HOME, INC.	ARKANSAS
REST HILLS MEMORIAL PARK, INC.	ARKANSAS
S.E. FUNERAL HOMES OF ARKANSAS, INC.	ARKANSAS
ALL SOULS MORTUARY, INC.	CALIFORNIA
ASHES TO ASHES, INC.	CALIFORNIA
ASSUMPTION MORTUARY, INC.	CALIFORNIA
BARSTOW FUNERAL HOMES, INC.	CALIFORNIA
BUCHHEIM FAMILY, INC.	CALIFORNIA
CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.	CALIFORNIA
CATALINA CHANNEL CREMATION SOCIETY	CALIFORNIA
CATHOLIC MORTUARY SERVICES, INC.	CALIFORNIA
DeYOUNG MEMORIAL CHAPEL, INC.	CALIFORNIA
DILDAY BROTHERS HUNTINGTON VALLEY MORTUARY	CALIFORNIA
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.	CALIFORNIA
HOLY CROSS MORTUARY OF POMONA, CALIFORNIA, INC.	CALIFORNIA
HOPSON MORTUARY, INC.	CALIFORNIA
LASSILA FUNERAL CHAPELS, INC.	CALIFORNIA
LOMBARD & CO.	CALIFORNIA
N.D. DAVIS & ASSOCIATES, INC.	CALIFORNIA
QUEEN OF HEAVEN MORTUARY, INC.	CALIFORNIA
RESURRECTION MORTUARY, INC.	CALIFORNIA

Sched D -1

Jurisdiction of
Subsidiary	Organization
RIVER CITIES FUNERAL CHAPEL, INC.	CALIFORNIA
S.E. ACQUISITION OF CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF DELANO, CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.	CALIFORNIA
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF OROVILLE, CALIFORNIA, INC.	CALIFORNIA
SAN DIEGO CEMETERY ASSOCIATION	CALIFORNIA
SAN FERNANDO MISSION MORTUARY, INC.	CALIFORNIA
SANTA BARBARA FUNERAL SERVICES, INC.	CALIFORNIA
SANTA CLARA MORTUARY, INC.	CALIFORNIA
SCOVERN MORTUARY, A CALIFORNIA CORPORATION	CALIFORNIA
SDCA HOLDINGS, INC.	CALIFORNIA
SIMPLICITY PLAN OF CALIFORNIA, INC.	CALIFORNIA
STEWART PRE-NEED SERVICES, INC.	CALIFORNIA
STRICKLIN/SNIVELY MORTUARY	CALIFORNIA
VICTOR V. DESROSIER, INC.	CALIFORNIA
WALLACE E. WHITE & HOWARD J. CALLANAN, INC.	CALIFORNIA
SENTINEL CREMATION SOCIETIES, INC.	DELAWARE
A.P. BOZA FUNERAL HOME, INC.	FLORIDA
ALL FAITHS MEMORIAL PARK, INC.	FLORIDA
ARLINGTON MEMORIAL PARK CEMETERY AND FUNERAL HOME, INC.	FLORIDA
BALDWIN-FAIRCHILD FUNERAL HOMES, INC.	FLORIDA
BAY AREA CREMATORY, INC.	FLORIDA
BRUCE OCALA FUNERAL HOME, INC.	FLORIDA
CEMETERY MANAGEMENT, INC.	FLORIDA
CHAPEL HILL CEMETERY, INC.	FLORIDA
CURRY & SON FUNERAL HOME, INC.	FLORIDA
FLORIDA HILLS MEMORIAL GARDENS, INC.	FLORIDA
GARDEN OF MEMORIES, INC.	FLORIDA
GLEN HAVEN MEMORIAL PARK, INC.	FLORIDA
GOOD SHEPHERD MEMORIAL GARDENS, INC.	FLORIDA
HIGHLAND MEMORY GARDENS, INC.	FLORIDA
HUBBELL FUNERAL HOME AND CREMATORY, INC.	FLORIDA
KICLITER FUNERAL HOME, INC.	FLORIDA
MADCEM OF FLORIDA, INC.	FLORIDA
MEMORIAL PARK CEMETERY, INC.	FLORIDA
MEMORIAL SUNSET PARK, INC.	FLORIDA
OAKLAWN PARK CEMETERY AND FUNERAL HOME, INC.	FLORIDA
ROBERTS FUNERAL HOME, INC.	FLORIDA

Sched D -2

Jurisdiction of
Subsidiary	Organization
ROYAL PALM MEMORIAL GARDENS, INC.	FLORIDA
S.E. BD TAMPA, INC.	FLORIDA
S.E. DCG TAMPA, INC.	FLORIDA
SEMORAN FUNERAL HOME, INC.	FLORIDA
SOUTH DADE-PALMS MEMORIAL PARK, INC.	FLORIDA
SYLVAN ABBEY MEMORIAL PARK, INC.	FLORIDA
THE SIMPLICITY PLAN, INC.	FLORIDA
TURNER CREMATORY, INC.	FLORIDA
TURNER FUNERAL HOMES, INC.	FLORIDA
WALSH & WOOD FUNERAL HOME, INC.	FLORIDA
WOODLAWN MEMORY GARDENS, INC.	FLORIDA
WOODLAWN PARK CEMETERY COMPANY	FLORIDA
CHEATHAM HILL MEMORIAL PARK, INC.	GEORGIA
EASTLAWN CORPORATION	GEORGIA
GARNER FAMILY FUNERAL HOME, INC.	GEORGIA
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.	GEORGIA
HAISTEN FUNERAL HOMES, INC.	GEORGIA
HIGGINS AND SON FUNERAL HOME, INC.	GEORGIA
HOLLY HILL MEMORIAL PARK, INC.	GEORGIA
ROSE HAVEN FUNERAL HOME & CEMETERY, INC.	GEORGIA
S.E. ACQUISITION OF LITHONIA, GEORGIA, INC.	GEORGIA
S.E. FUNERAL HOMES OF ILLINOIS, INC.	ILLINOIS
KNUTSON FUNERAL HOMES, INC.	IOWA
PAULEY FUNERAL HOME, INC.	IOWA
RUNYAN MANGOLD, INC.	KANSAS
ACME MAUSOLEUM CORPORATION	LOUISIANA
EMPRESAS STEWART — CEMENTERIOS, INC.	LOUISIANA
EMPRESAS STEWART — FUNERARIAS, INC.	LOUISIANA
ENDURING MEMORIES, INC.	LOUISIANA
HEAVEN’S PETS AT LAKELAWN METAIRIE, LLC (JOINT VENTURE)	LOUISIANA
LAKE LAWN METAIRIE FUNERAL HOME (JOINT VENTURE)	LOUISIANA
LAKE LAWN PARK, INC.	LOUISIANA
S.E. AUSTRALIA, INC.	LOUISIANA
S.E. CEMETERIES OF LOUISIANA, INC.	LOUISIANA
S.E. FUNERAL HOMES OF LOUISIANA, INC.	LOUISIANA
S.E. SOUTH-CENTRAL, INC.	LOUISIANA
STEWART ENTERPRISES (EUROPE) INC.	LOUISIANA
STEWART RESOURCE CENTER, INC.	LOUISIANA
STEWART SERVICES, INC.	LOUISIANA
BOUNDS FUNERAL HOME, INC.	MARYLAND
CEDAR HILL CEMETERY COMPANY, INC.	MARYLAND
CREST LAWN MEMORIAL GARDENS, INC.	MARYLAND

Sched D -3

Jurisdiction of
Subsidiary	Organization
DRUID RIDGE CEMETERY COMPANY	MARYLAND
FORT LINCOLN CEMETERY, INC.	MARYLAND
FORT LINCOLN FUNERAL HOME, INC.	MARYLAND
GALLERY GRANITE CORPORATION	MARYLAND
HILLCREST MEMORIAL CEMETERY, INC.	MARYLAND
HINES-RINALDI FUNERAL HOME, INC.	MARYLAND
JOHN M. TAYLOR FUNERAL HOME, INC.	MARYLAND
LOUDON PARK CEMETERY COMPANY	MARYLAND
LOUDON PARK FUNERAL HOME, INC.	MARYLAND
NATIONAL HARMONY MEMORIAL PARK, INC.	MARYLAND
PARKLAWN, INC.	MARYLAND
PARKWOOD MANAGEMENT COMPANY	MARYLAND
S.E. MID-ATLANTIC, INC.	MARYLAND
SIMPLE TRIBUTE OF MARYLAND, INC.	MARYLAND
THE PARKWOOD CEMETERY COMPANY	MARYLAND
WILLIAM W. CHAMBERS, INC.	MARYLAND
LAKEWOOD MEMORIAL PARK, INC.	MISSISSIPPI
D.W. NEWCOMER’S SONS, INC.	MISSOURI
DWN PROPERTIES, INC.	MISSOURI
FUNERAL SECURITY PLANS, INC.	MISSOURI
THE LINCOLN MEMORIAL PARK CEMETERY ASSOCIATION	NEBRASKA
WEST LAWN CEMETERY	NEBRASKA
STEWART CEMENTERIOS PUERTO RICO HOLDING I B.V.	NETHERLANDS
STEWART CEMENTERIOS PUERTO RICO HOLDING II B.V.	NETHERLANDS
STEWART FUNERARIAS PUERTO RICO HOLDING I B.V.	NETHERLANDS
STEWART FUNERARIAS PUERTO RICO HOLDING II B.V.	NETHERLANDS
STEWART INTERNATIONAL (NETHERLANDS) B.V.	NETHERLANDS
STEWART SIMPLICITY PLAN OF PUERTO RICO HOLDING I B.V.	NETHERLANDS
STEWART SIMPLICITY PLAN OF PUERTO RICO HOLDING II B.V.	NETHERLANDS
STEWART WORLDWIDE N.V.	NETHERLANDS ANTILLES
RENO MEMORIAL, INC.	NEVADA
S.E. ACQUISITION OF NEVADA, INC.	NEVADA
S.E. ACQUISITION OF RENO, NEVADA, INC.	NEVADA
S.E.N.S. OF NEVADA, INC.	NEVADA
GORNY & GORNY PATERSON-CLIFTON MORTUARY	NEW JERSEY
S.E. ACQUISITION OF CLIFTON, NEW JERSEY, INC.	NEW JERSEY
S.E. ACQUISITION OF SANTA FE, NEW MEXICO, INC.	NEW MEXICO
C.J. APPLEGATE AND SONS, INC.	NEW YORK
CORNELL & DAGGETT, INC.	NEW YORK

Sched D -4

Jurisdiction of
Subsidiary	Organization
GARDINIER COLLETTI MEMORIAL HOME, INC.	NEW YORK
MURPHY FUNERAL SERVICE, INC.	NEW YORK
OTTO REDANZ FUNERAL HOME, INC.	NEW YORK
S.E. ACQUISITION OF FREDONIA, NEW YORK, INC.	NEW YORK
STRONG & BURNS FUNERAL HOME, INC.	NEW YORK
CATAWBA MEMORIAL PARK, INC.	NORTH CAROLINA
EVANS FUNERAL HOME, INC.	NORTH CAROLINA
FINE FINISHES, INC.	NORTH CAROLINA
GARRETT — HILLCREST, INC.	NORTH CAROLINA
MCLAURIN’S FUNERAL HOME, INC.	NORTH CAROLINA
MONTLAWN MEMORIAL PARK, INC.	NORTH CAROLINA
S.E. CEMETERIES OF NORTH CAROLINA, INC.	NORTH CAROLINA
S.E. FUNERAL HOMES OF NORTH CAROLINA, INC.	NORTH CAROLINA
TAYLOR M. SIMPSON CO.	NORTH CAROLINA
AMLING SCHROEDER FUNERAL SERVICE, INC.	OREGON
CASCADE CREMATORY, INC.	OREGON
CHAPEL OF THE ROSES, INC.	OREGON
CHAPEL OF THE VALLEY FUNERAL HOME, INC.	OREGON
DUTTON, INC.	OREGON
J.P. FINLEY AND SON MORTUARY, INC.	OREGON
S.E. ACQUISITION OF MYRTLE CREEK, OREGON, INC.	OREGON
S.E. ACQUISITION OF OREGON, INC.	OREGON
S.E. ACQUISITION OF REEDSPORT, OREGON, INC.	OREGON
S.E. BEND NR, INC.	OREGON
S.E. BEND TDHM, INC.	OREGON
S.E. GREENWOOD, INC.	OREGON
SUNSET HILLS MEMORIAL PARK	OREGON
BENJAMIN FRANKLIN P. M., INC.	PENNSYLVANIA
GEORGE WASHINGTON MEMORIAL PARK, INC.	PENNSYLVANIA
KIRK & NICE SUBURBAN CHAPEL, INC.	PENNSYLVANIA
KIRK & NICE, INC.	PENNSYLVANIA
PET HAVEN, INC.	PENNSYLVANIA
S.E. ACQUISITION OF PENNSYLVANIA, INC.	PENNSYLVANIA
SUNSET MEMORIAL PARK COMPANY	PENNSYLVANIA
EMPRESAS STEWART — CEMENTERIOS	PUERTO RICO
EMPRESAS STEWART — FUNERARIAS	PUERTO RICO
THE SIMPLICITY PLAN OF PUERTO RICO	PUERTO RICO
DUNBAR FUNERAL HOME	SOUTH CAROLINA
S.E. CEMETERIES OF SOUTH CAROLINA, INC.	SOUTH CAROLINA
S.E. COMBINED SERVICES OF SOUTH CAROLINA, INC.	SOUTH CAROLINA
S.E. FUNERAL HOMES OF SOUTH CAROLINA, INC.	SOUTH CAROLINA
MONTE VISTA BURIAL PARK, INC.	TENNESSEE
MT. JULIET MEMORIAL GARDENS, INC.	TENNESSEE

Sched D -5

Jurisdiction of
Subsidiary	Organization
NAVE FUNERAL HOME OF LEBANON, INC.	TENNESSEE
S.E. COMBINED SERVICES OF TENNESSEE, INC.	TENNESSEE
S.E. FUNERAL HOMES OF TENNESSEE, INC.	TENNESSEE
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.	TENNESSEE
ABBEY PLAN OF TEXAS, INC.	TEXAS
BELEW FUNERAL HOME, INC.	TEXAS
EMERALD HILLS FUNERAL CORPORATION	TEXAS
GUARDIAN CREMATION SOCIETY, INC.	TEXAS
INVESTORS TRUST, INC.	TEXAS
LYONS FUNERAL HOME, INC.	TEXAS
PASADENA FUNERAL HOME, INC.	TEXAS
S.E. CEMETERIES OF TEXAS, INC.	TEXAS
S.E. FUNERAL HOMES OF TEXAS, INC.	TEXAS
SIMPLICITY PLAN OF TEXAS, INC.	TEXAS
CLINCH VALLEY MEMORIAL CEMETERY, INC.	VIRGINIA
EVERLY FUNERAL HOMES, INCORPORATED	VIRGINIA
EVERLY PFP, INC.	VIRGINIA
MONTICELLO MEMORY GARDENS, INC.	VIRGINIA
S.E. CEMETERIES OF VIRGINIA, INC.	VIRGINIA
S.E. FUNERAL HOMES OF VIRGINIA, INC.	VIRGINIA
CREMATION SOCIETY NORTHWEST, INC.	WASHINGTON
E.R. BUTTERWORTH & SONS	WASHINGTON
S.E. ACQUISITION OF WASHINGTON, INC.	WASHINGTON
S.E.E.S. OF VANCOUVER, INC.	WASHINGTON
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.	WEST VIRGINIA
CASDORPH & CURRY FUNERAL HOME, INC.	WEST VIRGINIA
EASTERN CEMETERY ASSOCIATES, INC.	WEST VIRGINIA
KANAWHA PLAZA PARTNERSHIP	WEST VIRGINIA
KLINGEL-CARPENTER MORTUARY, INC.	WEST VIRGINIA
LOI CHARLESTON, INC.	WEST VIRGINIA
NATIONAL EXCHANGE TRUST, LTD.	WEST VIRGINIA
NATIONAL FUNERAL SERVICES, INCORPORATED	WEST VIRGINIA
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.	WEST VIRGINIA
S.E. CEMETERIES OF WEST VIRGINIA, INC.	WEST VIRGINIA
S.E. FUNERAL HOMES OF WEST VIRGINIA, INC.	WEST VIRGINIA
WILSON FUNERAL HOME, INC.	WEST VIRGINIA
S.E. CEMETERIES OF WISCONSIN, INC.	WISCONSIN

Sched D -6

PART II- NON-WHOLLY OWNED SUBSIDIARIES

Company	State of Organization
1. Lake Lawn Park, Inc.	Louisiana

2. Rest Hills Memorial Park, Inc.	Arkansas

3. Heaven’s Pets at Lakelawn Metairie, LLC	Louisiana
PART III- SUBSIDIARY STOCK SUBJECT TO LIENS, ETC.
A. The following subsidiaries’ outstanding capital stock is subject to a security interest, mortgage, pledge, lien, encumbrance or claim under that certain Amended and Restated Credit Agreement, among the Company, Empresas Stewart-Cementerios, and Empresas Stewart-Funerarias, as Borrow, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, Suntrust Bank, as Syndication Agent, Calyon New York Branch, as Documentation Agent and the other lenders party thereto, dated as of November 19, 2004 (the “Senior Secured Credit Facility”):
      1.

Significant Subsidiaries	State of Incorporation
Woodlawn Park Cemetery Co., Inc.	Florida
S.E. Funeral Homes of Texas, Inc.	Texas
S.E. Cemeteries of Texas, Inc.	Texas
D.W. Newcomer’s Sons, Inc.	Missouri
S.E. South-Central, Inc.	Louisiana
S.E. Mid-Atlantic, Inc.	Maryland
     2. All other domestic subsidiaries of the Company (except as set forth in Sections B, C and D below) and 65% of the voting securities of Stewart Worldwide N.V.
B. The following subsidiaries’ outstanding capital stock is subject to a security interest, mortgage, pledge, lien encumbrance of claim under the Senior Secured Credit Facility and as follows:
     1. Subsidiary with a prior lien in connection with Seller Financed Indebtedness:
          Lombard & Co. (Deed of Trust)
C. The following Subsidiaries’ outstanding capital stock is subject to a security interest, mortgage, pledge, lien, encumbrance or claim as follows:

Sched D -7

     1. Subsidiaries Encumbered by a Previous Stock Pledge:
          Simple Tribute of Maryland, Inc.
D. The following subsidiaries’ outstanding capital stock is subject to a security interest, mortgage, pledge, lien, encumbrance or claim under the Senior Secured Credit Facility but certain minority ownership cannot be pledged:
1.	Non-wholly owned subsidiaries:

Lake Lawn Park, Inc. (1.6% minority ownership; 98.4% pledged)

Rest Hills Memorial Park, Inc. (.5% minority ownership; 95.5% pledged)

Heaven’s Pets at Lakelawn Metairie, LLC (40% minority ownership; 60% pledged)
PART IV- LIST OF SIGNIFICANT SUBSIDIARIES

Woodlawn Park Cemetery Co., Inc.	FL

S.E. Funeral Homes of Texas, Inc.	TX

S.E. Cemeteries of Texas, Inc.	TX

D.W. Newcomer’s Sons, Inc.	MO

S.E. South-Central, Inc.	LA

S.E. Mid-Atlantic, Inc.	MD

Sched D -8

SCHEDULE E
EXCLUDED DOMESTIC SUBSIDIARIES

Company	State of Organization
1. Investor’s Trust, Inc.	Texas

2. West Lawn Cemetery	Nebraska

3. Lake Lawn Park, Inc.	Louisiana

4. Rest Hills Memorial Park, Inc.	Arkansas

5. Heaven’s Pets at Lakelawn Metairie, LLC	Louisiana

6. Fine Finishes, Inc.	North Carolina

7. Taylor M. Simpson Co.	North Carolina

Sched E -1

SCHEDULE F
LOCAL COUNSEL OF GUARANTORS

LOCAL COUNSEL	STATE	SUBSIDIARIES
SHEPPARD MULLIN RICHTER & HAMPTON, LLP FOUR EMBARCADERO CENTER, 17TH FLOOR SAN FRANCISCO, CA 94111-4106 PH: (415) 774-2942 FAX: (415) 434-3947 (CA Main Opinion)	California	All Souls Mortuary, Inc.
Barstow Funeral Homes, Inc.
Buchheim Family, Inc.
Calvary Mortuary of Los Angeles, California, Inc.
DeYoung Memorial Chapel, Inc.
Dilday Brothers Huntington Valley Mortuary
Holy Cross Mortuary of Culver City, California, Inc.
Lassila Funeral Chapels, Inc.
Lombard & Co.
N.D. Davis & Associates, Inc.
Queen of Heaven Mortuary, Inc.
River Cities Funeral Chapel, Inc.
S.E. Acquisition of Glendale, California, Inc.
S.E. Acquisition of Lancaster, California, Inc.
S.E. Acquisition of Los Osos Mortuary and Memorial
San Diego Cemetery Association
San Fernando Mission Mortuary, Inc.
Simplicity Plan of California, Inc.
Stricklin/Snively Mortuary
Victor V. Desrosier, Inc.
Wallace E. White & Howard J. Callanan, Inc.

LAW OFFICES OF DOUGLAS O. MEYER 5550 TOPANGA CANYON BOULEVARD SUITE 200 WOODLAND HILLS, CA 91367 PH: (818) 703-7969 FAX: (818) 888-2904 (CA Regulatory Opinion)	California	All Souls Mortuary, Inc.
Barstow Funeral Homes, Inc.
Buchheim Family, Inc.
Calvary Mortuary of Los Angeles, California, Inc.
DeYoung Memorial Chapel, Inc.
Dilday Brothers Huntington Valley Mortuary
Holy Cross Mortuary of Culver City, California, Inc.
Lassila Funeral Chapels, Inc.
Lombard & Co.
N.D. Davis & Associates, Inc.
Queen of Heaven Mortuary, Inc.
River Cities Funeral Chapel, Inc.
S.E. Acquisition of Glendale, California, Inc.
S.E. Acquisition of Lancaster, California, Inc.
S.E. Acquisition of Los Osos Mortuary and Memorial
San Diego Cemetery Association
San Fernando Mission Mortuary, Inc.
Simplicity Plan of California, Inc.
Stricklin/Snively Mortuary
Victor V. Desrosier, Inc.
Wallace E. White & Howard J. Callanan, Inc.

Sched F -1

LOCAL COUNSEL	STATE	SUBSIDIARIES
GRAY-ROBINSON, P.A. 301 EAST PINE ST., SUITE 1400 ORLANDO, FL 32801 PH: (407) 843-8880 FAX: (407) 244-5690	Florida	A.P. Boza Funeral Home, Inc.
All Faiths Memorial Park, Inc.
Arlington Memorial Park Cemetery and Funeral Home, Inc.
Baldwin-Fairchild Funeral Homes, Inc.
Bruce Ocala Funeral Home, Inc.
Chapel Hill Cemetery, Inc.
Curry & Son Funeral Home, Inc.
Florida Hills Memorial Gardens, Inc.
Garden of Memories, Inc.
Glen Haven Memorial Park, Inc.
Good Shepherd Memorial Gardens, Inc.
Highland Memory Gardens, Inc.
Madcem of Florida, Inc.
Memorial Park Cemetery, Inc.
Memorial Sunset Park, Inc.
Oaklawn Park Cemetery and Funeral Home, Inc.
Roberts Funeral Home, Inc.
Royal Palm Memorial Gardens, Inc.
Semoran Funeral Home, Inc.
South Dade-Palms Memorial Park, Inc.
Sylvan Abbey Memorial Park, Inc.
Turner Funeral Homes, Inc.
Woodlawn Memory Gardens, Inc.
Woodlawn Park Cemetery Company

JONES, WALKER, WAECHTER, POITEVENT, CARRERE & DENEGRE L.L.P. 201 ST. CHARLES AVENUE NEW ORLEANS, LA 70170 PH: (504) 582-8462 FAX: (504) 582-8583	Louisiana	Acme Mausoleum Corporation S.E. Cemeteries of Louisiana, Inc. S.E. South-Central, Inc. S.E. Funeral Homes of Louisiana, Inc.

CROUCH & RAMEY, LLP FOUNTAIN PLACE 1445 ROSS AVE – SUITE 2300 DALLAS TX 75202 PH: (214) 922-7100 direct: (214) 922-7115 FAX: (214) 922-7101	Texas	Emerald Hills Funeral Corporation Pasadena Funeral Home, Inc. S.E. Cemeteries of Texas, Inc. S.E. Funeral Homes of Texas, Inc.

OBER KALER GRIMES & SHRIVER 120 EAST BALTIMORE STREET BALTIMORE, MD 21202-1643 PH: (800) 638-6547 PH: (410) 347-7394 FAX: (410) 263-7594	Maryland	Bounds Funeral Home, Inc.
Cedar Hill Cemetery Company, Inc.
Crest Lawn Memorial Gardens, Inc.
Druid Ridge Cemetery Company
Fort Lincoln Cemetery, Inc.
Fort Lincoln Funeral Home, Inc.
Hillcrest Memorial Cemetery, Inc.
Hines-Rinaldi Funeral Home, Inc.
John M. Taylor Funeral Home, Inc.
Loudon Park Cemetery Company
Loudon Park Funeral Home, Inc.
National Harmony Memorial Park, Inc.
Parklawn, Inc.
S.E. Mid-Atlantic, Inc.
The Parkwood Cemetery Company

Sched F -2

LOCAL COUNSEL	STATE	SUBSIDIARIES
BLACKWELL SANDERS PEPER MARTIN
2300 MAIN STREET, SUITE 1100
KANSAS CITY, MO 64108
PH: (816) 983-8145 (DIRECT)
PH: (816) 983-8000
FAX: (816) 983-8080
OR
13710 FNB PARKWAY, SUITE 200
P.O. BOX 542090
OMAHA, NE 68154-8090
PH: (402) 964-5000
FAX: (402) 964-5050
	Missouri	D.W. Newcomer’s Sons, Inc.

Sched F -3

SCHEDULE G
LIST OF PERSONS SUBJECT TO LOCK-UP
1. Frank B. Stewart, Jr.- Chairman of the Board
2. Alden J. McDonald, Jr.- Director
3. James W. McFarland- Director
4. Ronald H. Patron- Director
5. Michael O. Read- Director
6. Ashton J. Ryan, Jr.- Director
7. Thomas J. Crawford- President, Chief Executive Officer and Director
8. Thomas M. Kitchen- Senior Executive Vice President, Chief Financial Officer and Director
9. Brent F. Heffron- Executive Vice President and President- Eastern Division
10. G. Kenneth Stephens, Jr.- Executive Vice President and President- Western Division
11. Lawrence B. Hawkins- Executive Vice President and President- Investors Trust, Inc.
12. Randall L. Stricklin- Senior Vice President and President- Corporate Development
13. Kenneth G. Myers, Jr.- Senior Vice President of Finance
14. Lisa T. Winningkoff- Vice President and Senior Administrative Officer
15. Lewis J. Derbes, Jr.- Vice President, Secretary and Treasurer
16. Angela M. Lacour- Vice President, Corporate Controller and Chief Accounting Officer

Sched G -1

EXHIBIT A
REGISTRATION RIGHTS AGREEMENT

Ex A -1

EXHIBIT B
FORM OF OPINION OF COUNSEL FOR THE COMPANY
          Opinion of counsel for the Company to be delivered pursuant to Section 5 of the Purchase Agreement.
          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Louisiana. Each Subsidiary of the Company incorporated or formed in Louisiana (the “Louisiana Subsidiaries”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Louisiana.
          (ii) Each of the Company and the Louisiana Subsidiaries listed in Schedule F (the “Louisiana Material Jurisdiction Guarantors”) has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indentures, the Securities and the DTC Letter of Representations to the extent each is a party thereto.
          (iii) To such counsel’s best knowledge and following due inquiry of appropriate representatives of the Company, each of the Company and the Louisiana Material Jurisdiction Guarantors is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
          (iv) Each domestic Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and, to our best knowledge and following due inquiry of appropriate representatives of the Company, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
          (v) Each of Empresas Stewart-Cementerios and Empresas Stewart-Funerarias, foreign Subsidiaries of the Company, is a civil partnership duly organized, and validly existing under the laws of Puerto Rico, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum, and, to our best knowledge following due inquiry of appropriate representatives of the Company, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such

Ex B -1

qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
          (vi) All of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record by the Company, directly or through subsidiaries, and, to our best knowledge, free and clear of any security interest, mortgage, pledge, lien, encumbrance or any pending or threatened claim except as may be disclosed on Schedule D of the Purchase Agreement.
          (vii) All of the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, to the best of such counsel’s knowledge, have been issued in compliance with the registration and qualification requirements of federal and state securities laws.
          (viii) No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising by operation of the charter or by-laws of the Company or the Louisiana Business Corporation Law or, to the best of such counsel’s knowledge and following due inquiry of appropriate representatives of the Company, otherwise.
          (ix) Each of the Purchase Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each Material Jurisdiction Guarantor (defined below).
          (x) Each of the Indentures has been duly authorized, executed and delivered by the Company and each Material Jurisdiction Guarantor.
          (xi) The Notes have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement and the applicable Indenture.
          (xii) The Guarantees have been duly authorized by each Material Jurisdiction Guarantor for issuance and sale pursuant to the Purchase Agreement and the applicable Indenture.
          (xiii) The Common Stock issuable upon conversion of the Securities has been duly authorized for issuance by all necessary corporate action on the part of the Company and, when issued and delivered upon conversion of the Securities in accordance with the provisions of the applicable Indenture and the Securities, will be validly issued, fully paid and nonassessable.
          (xiv) The documents incorporated by reference in the Disclosure Package and the Final Offering Memorandum (other than the financial statements and supporting schedules therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

Ex B -2

          (xv) The statements in the Disclosure Package and the Final Offering Memorandum under the captions “Risk Factors” (other than the two risk factors relating to taxation of the Notes and the risk factor relating to convertible note hedge and warrant transactions, each under the heading “Risk Factors- Risks Related to the Notes”) and “Description of Capital Stock,” insofar as such statements constitute matters of law, summaries of legal matters, the Company’s charter or by-law provisions, documents or legal proceedings, or legal conclusions, have been reviewed by us and fairly present and summarize, in all material respects, the matters referred to therein. The Registration Rights Agreement conforms in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Offering Memorandum.
          (xvi) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Indentures and the documentation relating to the convertible note hedge and warrant transactions described in the Disclosure Package and the Final Offering Memorandum (the “Convertible Note Hedge and Warrant Confirmations”), the issuance and delivery of the Securities or the issuance and delivery of shares of Common Stock upon conversion of the Securities, or consummation of the transactions contemplated thereby and by the Disclosure Package and the Final Offering Memorandum, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and except such as may be required by federal and state securities laws with respect to the Company’s obligations under the Registration Rights Agreement.
          (xvii) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for any Louisiana Material Jurisdiction Guarantor’s execution, delivery and performance of the Purchase Agreement, the Indentures or the Guarantees under any laws, rules or regulations of the State of Louisiana generally applicable to (x) the operations of each Louisiana Material Jurisdiction Guarantor in the State of Louisiana relating to the operation of funeral homes, cemeteries and crematoria and the provision of related goods and services (the “Operations”), or (y) transactions of the type contemplated by the Guarantee entered into by each Louisiana Material Jurisdiction Guarantor, except such as have been obtained or made by each Louisiana Material Jurisdiction Guarantor and are in full force and effect.
          (xviii) The execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Securities, the Indentures and the Convertible Note Hedge and Warrant Confirmations by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification sections of the Purchase Agreement and the Registration Rights Agreement, as to which no opinion need be rendered) (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the charter or by-laws of the Company; (iii) assuming the application of proceeds as described in “Use of

Ex B -3

Proceeds” in the Disclosure Package and the Final Offering Memorandum, will not constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the Company’s senior secured credit facility, or to our best knowledge, any other material Existing Instrument; or (iv) to our best knowledge, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company.
          (xix) The execution and delivery of the Purchase Agreement, the Indentures, the Registration Rights Agreement and the Guarantees (collectively, the “Guarantor Transaction Documents”) and the performance by each Louisiana Subsidiary of its obligations thereunder (i) have been duly authorized by all necessary corporate action on the part of each Louisiana Material Jurisdiction Guarantor; (ii) will not result in any violation of the provisions of the charter or by-laws of any Louisiana Material Jurisdiction Guarantor; (iii) will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any Louisiana Material Jurisdiction Guarantor under, and, to the best knowledge of such counsel, will not result in any violation of, in each case, any laws, rules or regulations of the State of Louisiana generally applicable to (x) the Operations or (y) transactions of the type contemplated by the Guarantor Transaction Documents.
          (xx) The Company is not, and after the issuance of the Securities and application of the net proceeds therefrom as described in the Disclosure Package and the Final Offering Memorandum will not be, an “investment company” within the meaning of the Investment Company Act.
          (xxi) To our best knowledge and following due inquiry of appropriate representatives of the Company, the Company is not in violation of its charter or by-laws or any law, administrative regulation or administrative or court decree applicable to the Company nor is the Company in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Existing Instrument known to us, except in each such case for such violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.
          (xxii) Assuming the accuracy of the representations, warranties and covenants of the Company and the Initial Purchasers contained in the Purchase Agreement, no registration of the Notes, the Guarantees or the Common Stock issuable upon conversion of the Securities under the Securities Act, and no qualification of the Indentures under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers to Qualified Institutional Buyers pursuant to Rule 144A under the Securities Act of 1933 in the manner contemplated by the Purchase Agreement, the Disclosure Package and the Final Offering Memorandum. Such counsel need express no opinion, however, as to when or under what circumstances any Securities initially sold by the Initial Purchasers may be reoffered or resold.

Ex B -4

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Initial Purchasers at which the contents of the Disclosure Package and the Final Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for, and has not made any independent verification of, the accuracy, completeness or fairness of the statements contained in the Disclosure Package and the Final Offering Memorandum (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention that would lead them to believe that the Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Final Offering Memorandum, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no statement as to the financial statements or other financial data derived therefrom, included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum or any amendments or supplements thereto).
     In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the laws of the State of Louisiana or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date, shall be satisfactory in form and substance to the Initial Purchasers, shall expressly state that the Initial Purchasers may rely on such opinion as if it were addressed to them and shall be furnished to the Initial Purchasers) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; provided, however, that such counsel shall further state that they believe that they and the Initial Purchasers are justified in relying upon such opinion of other counsel, and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.
     Specifically, and not by way of limitation, such counsel may state that as to the matters addressed therein pertaining to the laws of the respective jurisdictions addressed therein, such counsel has relied upon the opinions of special local counsel, given pursuant to Section 5(d) of the Purchase Agreement, in the jurisdictions and with respect to the Guarantors listed on Schedule F (Local Counsel for the Guarantors) (together with each Significant Subsidiary, the “Material Jurisdiction Guarantors”).
     Such counsel may also state that whenever such counsel’s opinion is given with respect to the existence or absence of facts (or legal conclusions which necessarily are based upon the existence or absence of facts) and is indicated to be based on such counsel’s knowledge, it is intended to signify that, during the course of such counsel’s representation of the Company in connection with the offering of the Notes, no information has come to the conscious awareness of any attorney in such counsel’s firm who has had active involvement with such representations that would give any such person actual knowledge of the existence or absence of such facts, and that except to the extent expressly set forth, such counsel has not undertaken any independent

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investigation to determine or verify the existence or absence of facts, and no inference as to such counsel’s knowledge or the existence or absence of such facts should be drawn from its representation of the Company.

Ex B -6

EXHIBIT C
FORM OF OPINION OF LOCAL COUNSEL FOR THE GUARANTOR
          Opinion of counsel for the Guarantor to be delivered pursuant to Section 5 of the Purchase Agreement.
          (i) The Guarantor is a [corporation] [limited liability company] [limited partnership] and is validly existing as a [corporation] [limited liability company] [limited partnership] in good standing under the laws of the state of [___] (the “State”).
          (ii) The Guarantor has full [corporate] power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under the Indentures, the Purchase Agreement, the Registration Rights Agreement and the documents evidencing the Guarantee entered into by the Guarantor (collectively, the “Guarantor Transaction Documents”).
          (iii) Each of the Guarantor Transaction Documents has been duly authorized by the Guarantor.
          (iv) The Guarantees entered into by the Guarantor have been duly authorized for issuance and sale pursuant to the Purchase Agreement and the Indentures.
          (v) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Guarantor’s execution, delivery and performance of any of the Guarantor Transaction Documents under any laws, rules or regulations of the State generally applicable to (x) the operations of the Guarantor in the State relating to the operation of funeral homes, cemeteries and crematoria and the provision of related goods and services (the “Operations”) or (y) transactions of the type contemplated by the Guarantee entered into by the Guarantor, except such as have been obtained or made by the Guarantor and are in full force and effect.
          (vi) The execution and delivery of each of the Guarantor Transaction Documents and the performance by the Guarantor of its obligations thereunder (i) have been duly authorized by all necessary [corporate] action on the part of the Guarantor; (ii) will not result in any violation of the provisions of the charter or by-laws of the Guarantor; (iii) will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor under, and, to the best knowledge of such counsel, will not result in any violation of, in each case, any laws, rules or regulations of the State generally applicable to (x) the Operations or (y) transactions of the type contemplated by the Guarantor Transaction Documents.
     Counsel may state that its opinion does not address federal or state securities laws.

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EXHIBIT D
FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY
          (i) Each of the Indentures, assuming the due authorization, execution and delivery thereof by the Company, the Guarantors and the Trustee thereunder, constitutes a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general principles of equity.
          (ii) When executed by the Company (assuming due authorization thereof by the Company) and authenticated by the Trustee in the manner provided in the applicable Indenture and delivered against payment of the purchase price therefor, the Notes will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the applicable Indenture.
          (iii) When the Notes have been authenticated in the manner provided for in the applicable Indenture and delivered against payment of the purchase price therefor (assuming the Guarantees have been duly authorized, executed and delivered by the Guarantors) the Guarantees will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the applicable Indenture.
          (iv) The Securities and the Indentures conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Offering Memorandum.
          (v) The statements in the Disclosure Package and the Final Offering Memorandum under the captions “Material U.S. Federal Income Tax Considerations,” “Purchase of Convertible Note Hedge and Sale of Warrant Transactions,” “Transfer Restrictions” and in the two risk factors relating to taxation of the Notes and the risk factor relating to the convertible note hedge and warrant transactions, each under the heading “Risk Factors- Risks Related to the Notes,” insofar as such statements constitute matters of law, summaries of legal matters, documents or legal proceedings, or legal conclusions, have been reviewed by us and fairly present and summarize, in all material respects, the matters referred to therein.

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EXHIBIT E
FORM OF LOCK-UP AGREEMENT
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
c/o Merrill Lynch, Pierce, Fenner & Smith
Incorporated
4 World Financial Center
New York, New York 10080

RE:	Proposed Offering by Stewart Enterprises, Inc.
Dear Sirs:
     The undersigned, an executive officer and/or director of Stewart Enterprises, Inc., a Louisiana corporation (the “Company”), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and certain other co-managers, for whom Merrill Lynch is acting as representative, propose to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company, providing for the offering (the “Offering”), pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), of Senior Convertible Notes due 2014 and Senior Convertible Notes due 2016 of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.
     In recognition of the benefit that the Offering will confer upon the undersigned as an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with Merrill Lynch and Banc of America Securities LLC (“Banc of America”) that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch and Banc of America, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or lend or otherwise dispose of or transfer any shares of the Class A common stock, no par value, of the Company (the “Common Stock”) or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or request, demand or cause to be filed, any registration statement under the Securities Act with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.
     Notwithstanding the foregoing, nothing contained in this lock-up agreement shall prohibit the undersigned from effecting: (A) the sale of shares of Common Stock pursuant to any 10b5-1 plan established by the undersigned pursuant to Rule 10b5-1 under the Exchange Act and in

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effect on the date of the Final Offering Memorandum, (B) any acquisition of stock options, restricted stock or other stock-based compensation from the Company pursuant to any existing employee benefit plans, stock incentive plans or director compensation plans of the Company, (C) any acquisition of shares of Common Stock upon the vesting of restricted stock or issued by the Company to the undersigned upon the exercise of options outstanding on the date hereof, including by means of a cashless exercise, and transfers of shares of Common Stock to the Company in satisfaction of any tax withholding obligation of the undersigned or in payment of the exercise price for any stock option exercised by the undersigned under existing employee benefit plans, stock incentive plans or director compensation plans of the Company, (D) transfers of shares of Common Stock or options to purchase the Common Stock made as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, or (E) transfers of shares of Common Stock or options to purchase the Common Stock made to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value.
     The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.
Very truly yours,
Signature:
Print Name:

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